                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Quickturn Design Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

CONTACTS:
        QUICKTURN DESIGN SYSTEMS, INC.          ABERNATHY MACGREGOR FRANK
        Joan Powell                             Pauline Yoshihashi
        Director, Marketing Communications      (213) 630-6550
        (408) 914-6701                          Matt Sherman
        joan@quickturn.com                      (212)371-5999

FOR IMMEDIATE RELEASE

             DELAWARE CHANCERY COURT TO ORDER DELAY OF ANY VOTE AT
                       MENTOR'S CHALLENGED MEETING DATE

                 LITIGATION WILL DETERMINE ACTUAL MEETING DATE

SAN JOSE, CALIF. -- OCTOBER 22, 1998 -- Quickturn Design Systems, Inc. (Nasdaq:
QKTN) announced today that the Delaware Chancery Court will enter an order postponing until at least November 20, 1998 any vote to be taken at a special stockholder meeting requested by Mentor Graphics Corporation. Mentor had sought to have the vote proceed on October 29, 1998; however, in response to Quickturn's motion to enjoin any vote on that date, Mentor consented to an order postponing any vote.

The Quickturn Board of Directors continues to challenge the validity and legality of Mentor's attempt to call the special meeting as well as its ability to set the meeting date and record date of the special meeting. These matters continue to be the subject of litigation between Quickturn and Mentor. Subject to the resolution of this litigation, the Quickturn Board has set Friday, January 8, 1999 as the date for the special stockholder meeting, in accordance with the company's Bylaws.

On a separate matter, Quickturn announced today that the United States District court for the District of Delaware denied Mentor's motion for preliminary injunction as well as Quickturn's motion for preliminary injunction.

Quickturn Design Systems, Inc. is the leading provider of verification products and time-to-market engineering (TtME/TM/) services for the design of complex ICs and electronic systems. The company's products are used worldwide by developers of high-performance computing, multimedia, graphics and communications systems. Quickturn is headquartered at 55 W. Trimble Road, San Jose, CA 95131-1013;
Telephone: 408/914-6000. For more information, visit the Quickturn Web site at www.quickturn.com or send e-mail to info@quickturn.com.

                                      ###